Supplement dated February 23, 2015

to the prospectus dated December 1, 2014

for the

BioShares Biotechnology Products Fund

and the

BioShares Biotechnology Clinical Trials Fund

The information below supplements the Prospectus, dated December 1, 2014, for the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each, a “Fund” and together, the “Funds”), a series of ETFis Series Trust I (the “Trust”):

On January 24, 2015, ETF Issuer Solutions, Inc., the sole member of Etfis Capital, LLC (the “Adviser”), the investment adviser to each of of the Funds, entered into an agreement to sell a controlling interest in the Adviser to Virtus Investment Partners, Inc. (Ticker: VRTS) (the “Transaction”). The parties expect that the closing of the Transaction will occur in the first quarter of 2015, subject to the satisfaction of certain closing conditions.

The closing of the Transaction will result in a change of control of the Adviser and, as a result, the termination of each Fund’s current investment advisory and sub-advisory agreements (the “Current Agreements”). Thus, in advance of the closing of the Transaction, the Board of Trustees (the “Board”) of the Trust met and approved a new investment advisory agreement with the Adviser and a new investment sub-advisory agreement with each Fund’s sub-adviser (the “New Agreements”), each in substantially the same form as the Current Agreements. The Transaction will not result in any change in the advisory fees paid by the Funds or the investment objective or the principal investment strategies of the Funds, and each Fund’s portfolio management teams will remain the same immediately following the Transaction.

Having taken this action, a special meeting of each Fund’s shareholders is expected to be held in April 2015 to consider the approval of the New Agreements, and such other matters as the Board may deem appropriate. In advance of the meeting, a proxy statement, along with a notice of the shareholder meeting and a proxy ballot with more information regarding the Transaction and the New Agreements, will be sent to shareholders.

Assuming that a Fund’s shareholders approve the New Agreements, they will take effect upon promptly upon such approval. To provide for continuity of the Funds in the event that the closing of the Transaction occurs prior to such approval, the Board also approved interim advisory and sub-advisory agreements for each Fund, to take effect upon the closing of the Transaction. In the event the Transaction is not consummated for any reason, the Adviser and the Funds’ sub-adviser will continue to serve as the investment adviser and sub-adviser of the Funds pursuant to the terms of the Current Agreements.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE